Commitments and Contingent Liabilities	12 Months Ended
Mar. 31, 2014
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingent Liabilities

NOTE 15: — COMMITMENTS AND CONTINGENT LIABILITIES

a.	Companies of the Group have leased offices, warehouse space and equipment under operating leases for periods through 2017. The minimum annual rental payments, under non-cancelable lease agreements, are as follows:

March 31,
2014
3/31/2015	$1,562
3/30/2016	900
3/30/2017	208

$2,670

Total rent expenses were $3,245, $3,479, $921 and $3,755 for the years ended March 31, 2014 and 2013, the three months ended March 31, 2012, and the year ended December 31, 2011, respectively.

b.	Royalty commitments:

The Company is committed to pay royalties at the rate of 3.0% to 3.5% to the government of Israel through the Office of the Chief Scientist (“OCS”) on proceeds from sales of products in which the government participates in the research and development by way of grants. The obligation to pay these royalties is contingent on actual sales of the products and, in the absence of such sales, no payment is required. The commitment is on a product by product basis, in an amount not exceeding the total of the grants received by the Company, including interest accrued thereon, and is linked to the U.S. dollar. Grants are subject to interest at a rate of LIBOR (cost of borrowing funds in U.S. dollars). As of March 31, 2014 and 2013, the aggregate contingent liability to the OCS was $11,320 and $10,972, respectively.

Royalty payments to the OCS were $0, $0, $0 and $736 for the years ended March 31, 2014 and 2013, the three months ended March 31, 2012, and the year ended December 31, 2011, respectively.

c.	Legal proceedings:

From time to time the Company is subject to litigation arising in the ordinary course of business. The Company records a provision in its financial statements to the extent that it concludes that a contingent liability is probable and the amount thereof is estimable. Based upon the status of these cases, management’s assessment of the likelihood of damages, and the advice of counsel, no provisions have been made except as noted below. Because litigation outcomes and contingencies are unpredictable, and because excessive verdicts can occur, these assessments involve complex judgments about future events and can rely heavily on estimates and assumptions. The Company is party to certain lawsuits disclosed herein; whose outcome the Company does not believe will have a material adverse effect on its consolidated financial statements.

1.	Legal actions commenced by the Company:

i.	Company’s lawsuit related to Ovide® (malathion) Lotion:

On April 28, 2011, the Company filed a lawsuit against Suven Life Sciences Ltd. (“Suven”) in the United States District Court of New Jersey for infringement of its United States Patent No. 7,560,445 covering its Ovide® (malathion) Lotion, 0.5%. The suit alleges that Suven’s ANDA seeking approval from the FDA to sell its own malathion lotion infringes Taro’s patent. In 2013, the parties reached a settlement under which Suven will manufacture Ovide® for the Company using Suven’s ANDA and a patented process that yields ultrapure malathion.

2.	Litigation related to Israeli taxation:

i.	The Company challenged a tax assessment by the Israel Income Tax Authority (“ITA”) on certain options granted in 1992 to certain officers of Taro U.S.A. The ITA claimed that taxes should have been withheld by the Company and assessed a payment of approximately $34,000 nominal amount of tax and approximately $19,000 in interest and other charges to be paid by Taro. In January 2008, the Company filed an appeal against the assessment with the Haifa District Court. In addition, applications for the conduct of Mutual Agreement Proceedings (“MAP”) pursuant to the Israel-United States tax treaty with respect to this matter have been filed both with the ITA and the U.S. Internal Revenue Service. MAP proceedings are intended to resolve matters of double taxation; the Company itself is not a party to those MAP proceedings. The Company and the ITA reached an agreement related to the tax assessment and the Company paid the ITA NIS 7,500 on October 5, 2011.

3.	Other Legal Actions:

On November 19, 2013, a number of minority shareholders of the Company commenced litigation in Israel, seeking to invalidate certain resolutions that were adopted at the annual general meeting of the Company held on September 12, 2013. This litigation challenged the adoption of these resolutions by claiming that they did not receive the requisite approval of a majority of shares voted at the meeting not held by the Company’s controlling shareholder or shareholders with a “personal interest” in the resolutions (as required by the Israeli Companies Law). These shareholders also raised other claims regarding the resolutions adopted at that meeting, such as the validity of the compensation policy approved by the shareholders. Since this litigation was filed, these resolutions were ratified at an extraordinary general meeting held on March 27, 2014. The legal proceeding is continuing, however, and is now in the discovery phase. After discovery, the plaintiffs are required to amend their original filing by August 10, 2014, in order to show that it continues to have a basis for challenging the adoption of these resolutions.

On March 28, 2013, the Company was sued by Mallinckrodt LLC, Mallinckrodt Inc. (“Mallinckrodt”) and Nuvo Research Inc. (“Nuvo”) in the United States District Court for the District of Delaware for alleged infringement of Nuvo’s United States Patent No. 8,217,078, which covers the use of Mallinckrodt’s Pennsaid® product, due to the Company’s filing of an ANDA for the generic version of Pennsaid®. Following lengthy settlement negotiations, the parties agreed to extend the time for the Company to answer, move, or otherwise respond to the Complaint several times. On April 9, 2014, the Company filed with the court a Motion to Dismiss Claims or, in the Alternative, to Transfer to the Southern District of New York and the Company moved to dismiss the case for lack of personal jurisdiction. Mallinckrodt and Nuvo’s opposition response will be due July 28, 2014 and the Company’s reply is due August 8, 2014. We are not in a position to quantify the likely outcome of this case.

On March 7, 2011, the Company was sued by The Blackstone Group L.P. (“Blackstone”) in the Supreme Court of the State of New York, County of New York. The lawsuit alleges breach of contract relating to fees under an agreement whereby Blackstone would provide certain financial advisory services to the Company. Blackstone originally sought $6.3 million in fees and expenses and has subsequently amended its pleadings to adjust its claim to $3.7 million. On January 1, 2013, a judgment was entered in favor of Blackstone and in February 2013, Taro paid Blackstone a net settlement amount of $4.4 million.

Taro is party to two actions brought against various pharmaceutical manufacturers in the States of Utah and Louisiana that relate to drug price reporting by manufacturers, as well as one investigative demand brought by a third State. In May 2008, the State of Utah filed a lawsuit against the Company and a number of other pharmaceutical manufacturers and in November 2010, the State of Louisiana filed a lawsuit in state court against the Company and a number of other pharmaceutical manufacturers. Generally speaking, the lawsuits allege that the defendants caused the State to overpay pharmacies under the State Medicaid Program by reporting inflated published prices (average wholesale prices or “AWP”). The Utah trial court dismissed the case with prejudice in February 2010. However, in March 2010, the plaintiff appealed the decision and the Utah Supreme Court issued its decision in June 2012. The ruling generally affirmed that the complaint by the plaintiff is inadequate and the State was given leave by the court to re-plead its case, which it did. A motion to dismiss filed by the defendants in this case is currently pending before the court. The defendants subsequently filed a motion to dismiss, which was denied. The case remains ongoing. The Company settled the Louisiana action for $6.1 million in September 2013. During the year ended March 31, 2014, the Company recorded an additional provision of $0.5 million for AWP-related matters.

A group of former Israeli soldiers have filed three lawsuits for personal injury against the Municipality of Haifa, The Israel Oil Refineries Ltd., The Haifa Town Union Sewage and Haifa Chemicals Ltd. alleging that they contracted serious illnesses as a result of their military service which included diving in the Kishon River near Haifa Bay. In 2005, the Company and over 40 municipalities, governmental entities (including the State of Israel), cooperative villages (kibbutzim) and other companies, were named as third party defendants in these lawsuits. On June 17, 2013, the court dismissed the lawsuits and ruled that the plaintiffs were unable to prove that their exposure to dangerous substances in the Kishon River water was the cause of their illnesses. The plaintiffs filed an appeal to the Supreme Court, which is still pending. The hearing of the lawsuits filed by a group of fishermen also claiming to suffer from serious illnesses as a result of their activities in the Kishon River was dismissed by the court on November 3, 2013. The plaintiffs have requested an extension to the appeal deadline.

On November 10, 2004, the Company was sued in the Superior Court of New Jersey in Atlantic County along with other defendants in a purported class action lawsuit for alleged personal injuries related to defendants’ sale of amiodarone. On June 9, 2010, the class action case was dismissed with prejudice, with a window of 150 days for individual claimants to file lawsuits. Only one suit was commenced against the Company. In early 2011, an agreement to resolve this matter was reached which had no material impact on the Company’s financial position.

d.	Licensing Agreements:

1.

On December 6, 2013, Taro purchased NDA #18-3337 Feverall® (80mg, 120mg, 325mg, and 650mg acetaminophen) rectal suppositories from Actavis Mid Atlantic, LLC. Taro made an up-front payment for all rights to this NDA.

2.

On February 21, 2012, the Company entered into a License and Settlement Agreement (the “Medicis Settlement Agreement”) with Medicis Pharmaceutical Corporation. In connection with the Medicis Settlement Agreement, the Company agreed to settle all legal disputes between the parties relating to Medicis’ LOPROX® Shampoo and Medicis agreed to withdraw its complaint against Taro pending in the U.S. District Court for the Southern District of New York for alleged patent infringement. Subject to the terms and conditions contained in the Medicis Settlement Agreement, Medicis granted Taro a non-exclusive, royalty-bearing license to make and sell limited quantities of our generic version of LOPROX® Shampoo.

3.	On July 20, 2010, Taro and Galderma Laboratories, L.P. (“Galderma”), entered into a sub-license and supply agreement. Galderma manufactures a generic version of the product and Taro distributes to its customers. Taro purchases product at an establish transfer price and pays royalties based on the amounts of net sales to its customers.

4.	In May 2010, Taro and Glenmark Generics Inc., USA, a wholly owned subsidiary of Glenmark Generics Ltd., India (“Glenmark”), entered into an exclusive license and supply agreement for a branded product. Glenmark manufactures the product and Taro distributes the product to customers. Taro made an up-front payment of $2,500 for distribution rights and an additional payment of $2,500 upon the first shipment to customers, for a total of $5,000, which is being amortized over six years. Taro also pays royalties based on the amounts of sales to its customers.

5.

In May 2010, Taro and Quinnova Pharmaceuticals, Inc. (“Quinnova”) entered into an agreement under which Taro manufactured and Quinnova co-promoted Taro’s Topicort® and desoximetasone products. The parties mutually agreed to terminate the agreement in January 2011.

e.	Other:

Payments to pharmacies for Medicaid-covered outpatient prescription drugs are set by the states. For multiple source drugs with respect to which FDA has rated at least three drugs as therapeutically equivalent, the amount that states may reimburse pharmacies is subject to a Federal upper limit (FUL) ceiling. Health care reform legislation enacted in March 2010 changed the methodology by which the Centers for Medicare & Medicaid Services (CMS) calculates the FULs so that the FUL is based on 175 percent of the weighted-average of the average manufacturer prices (AMPs) reported to the government by manufacturers of each of the therapeutically equivalent multiple source drugs. The change in FUL methodology has not been implemented yet by CMS. Effective October 1, 2010, the legislation also changed the definition of AMP to exclude sales to certain customer classes that were previously included. In addition, under the Medicaid Drug Rebate Program, manufacturers are required, as a condition of Federal payment for their drugs under Medicaid and Medicare Part B, to pay rebates to state Medicaid programs on drugs dispensed to Medicaid beneficiaries in the state. The amount of the rebate is based on the AMP and (for innovator drugs) the best price of the drug. Besides changing the definition of AMP, the health care reform legislation increased the minimum Medicaid Rebate, effective January 1, 2010.

Pending implementation of the new FUL methodology, CMS has been using Average Wholesaler Price (“AWP”) or Wholesaler Acquisition Cost (“WAC”) in the calculation of FULs. States have also historically used AWP or WAC in setting Medicaid reimbursement rates for drugs. Many pharmaceutical companies have been named in civil lawsuits alleging generally that the defendants overstated AWPs or WACs, which were used by state agencies to calculate drug reimbursements to healthcare providers.

On April 29, 2011, the Board ratified a collective bargaining agreement dated as of April 6, 2011, (the “Agreement”) among Taro, the Histadrut Trade Union and Taro’s Employees Committee on behalf of Taro’s Israeli employees. The Agreement has a term of five years and automatically renews for two-year periods unless notice is provided by either side prior to the end of a term. The Agreement memorializes current employee-employer relations practices of Taro as well as additional rights relating to job security, compensation and other benefits. Additionally, the Agreement, inter alia, provided for a one-time payment of $1,500 (payable in NIS) to be divided among Taro’s Israeli employees as of the date of the Agreement.